Exhibit 32

CERTIFICATION

PURSUANT TO

RULE 13a-14(b) AND SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350 (a) and (b)

I, S. Emerson Lybbert, Chairman of the Board and Chief Executive Officer of TGFIN Holdings, Inc. (the “Company”) certify that: (1) the annual report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal year ended December 31, 2007 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780 (d); and (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By:  /s/ S. Emerson Lybbert

                                   Name: S. Emerson Lybbert

                                   Title: Chairman of the Board and

    Chief Executive Officer

                   (Principal Executive Officer)

Date: April 11, 2008

PURSUANT TO

RULE 13a-14(b) AND SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350 (a) and (b)

I, S. Emerson Lybbert, Chairman of the Board and Chief Executive Officer of TGFIN Holdings, Inc. (the “Company”) certify that: (1) the annual report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal year ended December 31, 2007 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780 (d); and (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By: /s/ S. Emerson Lybbert

                                   Name: S. Emerson Lybbert

                                   Title: Chief Financial Officer

    (Principal Financial Officer)